Inventories	12 Months Ended
Jun. 30, 2014
Inventory Disclosure [Abstract]
Inventories
Inventories
Inventories are stated at the lower of cost or market. The majority of domestic inventories are valued by the last-in, first-out (LIFO) cost method and the balance of the Company's inventories are valued by the first-in, first-out cost method.
Inventories valued on the LIFO cost method were approximately 30 percent of total inventories in 2014 and 29 percent of total inventories in 2013. The current cost of these inventories exceeds their valuation determined on the LIFO basis by $208,291 in 2014 and $207,277 in 2013. Progress payments of $61,958 in 2014 and $42,446 in 2013 are netted against inventories.

The inventories caption in the Consolidated Balance Sheet is comprised of the following components:

June 30,	2014	2013
Finished products	$532,968	$531,897
Work in process	732,294	733,025
Raw materials	106,419	112,483
Total	$1,371,681	$1,377,405